Asset Retirement Obligations	12 Months Ended
Dec. 31, 2023
Asset Retirement Obligations [Abstract]
Asset Retirement Obligations
18.	Asset Retirement Obligations

The Company’s AROs mostly relate to the retirement of solar park land or buildings. The discount rate used to estimate the present value of the expected future cash flows for the year ended December 31, 2023 and 2022 was 7.5% and 7.1%, respectively.

Activity
ARO Liability - Balance January 1, 2022	$411
Additional obligations incurred	-
Accretion expense	20
Foreign exchange gain/(loss)	(34)
ARO Liability - Balance December 31, 2022	$397
Additional obligations incurred	-
Disposals	(235)
Accretion expense	24
Foreign exchange gain/(loss)	11
ARO Liability -- December 31, 2023	$197